Statements of Net Assets Available for Benefits - EBP 006 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments:
Investments, at fair value	$ 185,539,694	$ 188,420,341
LNL investment contract, at contract value	35,548,141	36,700,177
Total investments	221,087,835	225,120,518
Notes receivable from participants	897,139	1,184,789
Contributions receivable from Plan Sponsor	111,646	22,403
Net assets available for benefits	$ 222,096,620	$ 226,327,710